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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported) March 18, 1999


                     WM. WRIGLEY JR. COMPANY
       (Exact name of registrant as specified in its charter)


        DELAWARE                1-800          36-1988190
(State or other jurisdiction (Commission     (I.R.S. Employer
 of incorporation             File Number)    Identification No.)


     410 North Michigan Avenue
        Chicago, Illinois                               60611
(Address of principal executive offices)              (Zip Code)


(Registrant's telephone number, including area code) 312-644-2121


N/A
(Former name or former address, if changed since last report.)


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Item 5.   Other Events.

     See the press release attached hereto as Exhibit I, dated
March 18, 1999 announcing the election of Mr. William Wrigley, Jr. as President and Chief Executive Officer of the Registrant.

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              WM. WRIGLEY JR. COMPANY


                              By/s/ HOWARD MALOVANY
                                   Howard Malovany
                                   Secretary and General Counsel


Date March 24, 1999